Exhibit 10.4

International Business Machines Corporation (“IBM”)

Stock Option Award Agreement

Under the IBM 1999 Long-Term Performance Plan (the “Plan”)
Identification	Name: Sample
Home Country & Employee ID: Sample

Purpose

The purpose of this grant is to retain selected executives and employees whose skills and talents are important to IBM’s operations and to align their interests with those of IBM’s stockholders. You recognize that these options represent a potentially significant benefit to you and are granted for the purposes stated here.

Grant	Date of Grant: [Month, Date, Year]
Exercise Price: $XX
Number of Nonqualified Options Granted: XX

Vesting and Term	Options become exercisable in 4 equal installments on the first 4 anniversaries of the Date of Grant.

Options expire 10 years from the Date of Grant, subject to earlier termination under Sections 12 and 13 of the Plan and as set forth below.

Death, Disability, Termination of Employment	Death or Disability:
In the event of your death, all Options shall become fully exercisable and remain exercisable for their full term.

In the event you become disabled (as described in Section 12 of the Plan), while employed by the Company, any unvested Options shall continue to vest and be exercisable as if you were an active employee of the Company.

Termination of Employment
If your employment terminates for any reason (other than for cause):
any Options that are not exercisable as of the date your employment terminates shall be canceled immediately, and any Options that are exercisable as of the date your employment terminates (other than for cause) will remain exercisable for 90 days after the date of termination, after which any unexercised Options are canceled; provided, however, if you are a banded executive when your employment with the Company terminates (other than for cause) after you have attained age 55 and completed at least 15 years of service with the Company at the time of termination, any Options that are exercisable as of the date your employment terminates shall remain exercisable for the full term as set forth above.

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If your employment terminates for cause, all Options are canceled immediately.

Leave of Absence

In the event of a management approved leave of absence, any unvested Options shall continue to vest and be exercisable as if you were an active employee of the Company, subject to the terms above. If you return to active status, your Options will continue to vest and be exercisable in accordance with their terms. If you do not return to active status, your unvested Options will be canceled immediately and your vested Options will be canceled on the 91st day following your last day of active employment.

Non-Solicitation

In consideration of this Award, you agree that during your employment with the Company and for one year following the termination of your employment for any reason, you will not directly or indirectly: a) hire, solicit or make an offer to any employee of the Company to be employed or perform services outside of the Company; or b) solicit, for competitive business purposes, any customer of the Company with which you were involved as part of your job responsibilities during the last year of your employment with the Company. By accepting this award, you acknowledge that the Company would suffer irreparable harm if you fail to comply with the foregoing, and that the Company would be entitled to any appropriate relief, including money damages, equitable relief and attorneys’ fees.

Cancellation and Rescission

You understand that the Company may cancel, modify, rescind, suspend, withhold or otherwise limit or restrict this Award in accordance with the terms of the Plan, including, without limitation, canceling or rescinding this Award if you render services for a competitor prior to, or during the Rescission Period. You understand that the Rescission Period that has been established is 12 months.

All determinations regarding enforcement, waiver or modification of the cancellation and rescission and other provisions of the Plan and this Agreement (including the provisions relating to death, disability and termination of employment) shall be made in the Company’s sole discretion. Determinations made under this Agreement and the Plan need not be uniform and may be made selectively among individuals, whether or not such individuals are similarly situated.

You agree that the cancellation and rescission provisions of the Plan and this Agreement are reasonable and agree not to challenge the reasonableness of such provisions, even where forfeiture of Options is the penalty for violation.

Jurisdiction, Governing Law, Expenses and Taxes

You submit to the exclusive jurisdiction and venue of the federal or state courts of New York, County of Westchester, to resolve all issues that may arise out of or relate to this Agreement. This Agreement shall be governed by the laws of the State of New York, without regard to conflicts or choice of law rules or principles.

If any court of competent jurisdiction finds any provision of this Agreement, or portion thereof, to be unenforceable, that provision shall be enforced to the maximum extent permissible so as to effect the intent of the parties, and the remainder of this Agreement shall continue in full force and effect.

If you or the Company brings an action to enforce this Agreement and the Company prevails, you will pay all costs and expenses incurred by the Company in connection with that action and in connection with collection, including reasonable attorneys’ fees.

If the Company, in its sole discretion, determines that it has incurred or will incur any obligation to withhold taxes as a result of this award, the Company may withhold the number of shares that it determines is required to satisfy such liability and/or the Company may withhold amounts from other compensation to the extent required to satisfy such liability under federal, state, provincial, local, foreign or other tax laws. To the extent that such amounts are not withheld, you will pay to the Company any amount demanded by the Company for the purpose of satisfying such liability.

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Miscellaneous

In consideration of this Award, you agree (i) to comply with the terms of the Plan and this Agreement, including those provisions relating to cancellation and rescission of awards and (ii) that by your acceptance of this Award, all awards and options previously granted to you under the Plan or prior IBM plans are subject to the terms set forth above under “Cancellation and Rescission” and “Jurisdiction, Governing Law, Expenses and Taxes.”

By accepting this award, you acknowledge having received and read the Plan, and you consent to receiving information and materials in connection with this award or any subsequent awards under the Company’s long term performance plans, including without limitation any prospectuses and plan documents, by any means of electronic delivery available now and/or in the future (including without limitation by e-mail, by Web site access and/or by facsimile), such consent to remain in effect unless and until revoked in writing by you. This Agreement and the Plan, which is incorporated herein by reference, constitute the entire agreement between you and the Company regarding the terms and conditions of this Award.

An award does not give an employee the right to be retained in the employ of the Company nor does it interfere with the right of the Company to discharge an employee at any time.

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International Business Machines Corporation (“IBM”)

Stock Option Award Agreement (Buy-First)

Plan	IBM 1999 Long-Term Performance Plan (the “Plan”)

Identification	Name: Sample
Home Country & Employee ID: Sample

Award Information	Date of Grant: [Month, Date, Year]
Number of Nonqualified Stock Options Granted: XX
Exercise Price: $XX
Option Vesting Date: [Month, Date, Year]

Vesting and Expiration Terms	The Options are unvested until the third anniversary of the Date of Grant (the “Option Vesting Date”), on which date they will become 100% vested and exercisable.

Subject to earlier termination pursuant to the sections entitled “Termination of Employment” and “Cancellation and Rescission” below, the Options shall expire on the close of business on the tenth anniversary of the Date of Grant.

Death, Disability, or Leave of Absence	In the event of your death while employed by the Company and prior to the vesting of the Options, all Options shall become fully exercisable and remain exercisable for their full term.

In the event you become disabled (as described in Section 12 of the Plan) while employed by the Company, any unvested Options shall continue to vest and be exercisable as if you were an active employee of the Company.

In the event of a management approved leave of absence, any unvested Options shall continue to vest and be exercisable as if you were an active employee of the Company, subject to the Vesting and Expiration Terms above.  If you return to active status, your Options will continue to vest and be exercisable in accordance with their terms.  If you do not return to active status, your unvested Options will be canceled immediately and your vested Options will be canceled on the 91st day following your last day of active employment.

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Termination of Employment	In the event that your employment with the Company terminates prior to the Option Vesting Date:

any Options that are not exercisable as of the date your employment terminates shall be canceled immediately; provided, however, if you are a banded executive when your employment terminates (other than for cause) after you have attained age 55, completed at least 15 years of service with the Company at the time of termination, and completed at least one year of active service during the period between the Date of Grant and the Option Vesting Date (the “Vesting Period”), the Options granted hereunder will be prorated for the number of months completed as an active executive during the Vesting Period, and the resulting prorated number of Options shall vest and be exercisable for the full term as set forth above; and

any Options that are exercisable as of the date your employment terminates (other than for cause) will remain exercisable for 90 days after the date of termination, after which any unexercised Options are canceled; provided, however, if you are a banded executive when your employment terminates (other than for cause) after you have attained age 55 and completed at least 15 years of service with the Company at the time of termination, any Options that are exercisable as of the date your employment terminates shall remain exercisable for the full term as set forth above; and

if your employment terminates for cause, all exercisable and not exercisable Options are canceled immediately.

Cancellation and Rescission

You understand that the Company may cancel, modify, rescind, suspend, withhold or otherwise limit or restrict this Award in accordance with the terms of the Plan, including, without limitation, canceling or rescinding this Award if you render services for a competitor prior to, or during the Rescission Period. You understand that the Rescission Period that has been established is 12 months.

All determinations regarding enforcement, waiver or modification of the cancellation and rescission and other provisions of the Plan and this Agreement (including the provisions relating to death, disability and termination of employment) shall be made in the Company’s sole discretion.  Determinations made under this Agreement and the Plan need not be uniform and may be made selectively among individuals, whether or not such individuals are similarly situated.

You agree that the cancellation and rescission provisions of the Plan and this Agreement are reasonable and agree not to challenge the reasonableness of such provisions, even where forfeiture of Options is the penalty for violation.

Non-Solicitation

In consideration of this Award, you agree that during your employment with the Company and for one year following the termination of your employment for any reason, you will not directly or indirectly:  a) hire, solicit or make an offer to any employee of the Company to be employed or perform services outside of the Company; or b) solicit, for competitive business purposes, any customer of the Company with which you were involved as part of your job responsibilities during the last year of your employment with the Company.  By accepting this Award, you acknowledge that the Company would suffer irreparable harm if you fail to comply with the foregoing, and that the Company would be entitled to any appropriate relief, including money damages, equitable relief and attorneys’ fees.

Jurisdiction, Governing Law, Expenses and Taxes	You submit to the exclusive jurisdiction and venue of the federal or state courts of New York, County of Westchester, to resolve all issues that may arise out of or relate to this Agreement.
This Agreement shall be governed by the laws of the State of New York, without regard to conflicts or choice of law rules or principles.

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If any court of competent jurisdiction finds any provision of this Agreement, or portion thereof, to be unenforceable, that provision shall be enforced to the maximum extent permissible so as to effect the intent of the parties, and the remainder of this Agreement shall continue in full force and effect.

If you or the Company bring an action to enforce this Agreement and the Company prevails, you will pay all costs and expenses incurred by the Company in connection with that action and in connection with collection, including reasonable attorneys’ fees.

If the Company, in its sole discretion, determines that it has incurred or will incur any obligation to withhold taxes as a result of this Award, the Company may withhold the number of shares that it determines is required to satisfy such liability and/or the Company may withhold amounts from other compensation to the extent required to satisfy such liability under federal, state, provincial, local, foreign, or other tax laws.  To the extent that such amounts are not withheld, you will pay to the Company any amount demanded by the Company for the purpose of satisfying such liability.

Other Terms and Conditions

In consideration of this Award, you agree to (i) comply with the terms of the Plan and this Agreement, including those provisions relating to cancellation and rescission of awards and (ii) that by your acceptance of this Award, all awards and options previously granted to you under the Plan or prior IBM plans are subject to the terms set forth above under “Cancellation and Rescission” and “Jurisdiction, Governing Law, Expenses and Taxes.”

This Agreement and the Plan, which is incorporated herein by reference, constitute the entire agreement between you and the Company regarding the terms and conditions of this Award. By accepting this Award, you acknowledge having received and read the Plan, and you consent to receiving information and materials in connection with this Award or any subsequent awards under the Company’s long-term performance plans, including without limitation any prospectuses and plan documents, by any means of electronic delivery available now and/or in the future (including without limitation by e-mail, by Web site access and/or by facsimile), such consent to remain in effect unless and until revoked in writing by you.

An award does not give an employee the right to be retained in the employ of the Company nor does it interfere with the right of the Company to discharge an employee at any time.

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International Business Machines Corporation (“IBM”), Armonk, New York 10504

Restricted Stock Unit Agreement (“Agreement”)

Under the IBM 1999 Long-Term Performance Plan (the “Plan”)
Identification	Name: Sample
Home Country & Employee ID: Sample

Grant	The Company has awarded to you, restricted stock units (“RSUs”) as follows:

	Award Date:	[Month, Date, Year]
	Number of RSUs:	XX

RSUs are awarded to retain selected employees whose skills and talents are important to IBM’s operations and to align their long-term interests with those of IBM’s stockholders.  You recognize that the RSUs granted pursuant to this Agreement represent a potentially significant benefit to you and are awarded for the purposes stated here.

Vesting and Termination of Employment	The RSUs awarded under this Agreement will vest according to the table below on the condition that you continuously remain an employee of the Company until such date.

	Vesting Date(s)	# of Units to Vest
	[Month, Date, Year]	XX

Subject to Sections 12 and 13 of the Plan and the paragraph entitled “Death or Disability” below, upon the Vesting Date(s), or as soon thereafter as may be practicable but in no event later than March 15 of the following calendar year, the Company shall make a payment to Participant, either in shares of Capital Stock of IBM or cash equivalent to the Fair Market Value of such shares, equal to the number of vested RSUs, net of any applicable tax withholding requirements, and the respective RSUs shall thereupon be canceled.  Fair Market Value will be calculated in your home country currency at the exchange rate on the payment date using a commercially reasonable measure of exchange rate.  RSUs are not shares of IBM Capital Stock and do not convey any stockholder rights.

In the event you cease to be an employee (other than on account of death or becoming disabled as described in Section 12 of the Plan) prior to the Vesting Date(s) set forth above, all then unvested RSUs under this Award shall be canceled.  In the event of a management approved leave of absence, any unvested RSUs shall continue to vest as if you were an active employee of the Company, subject to the terms above.

Cancellation and Rescission

You understand that the Company may cancel, modify, rescind, suspend, withhold or otherwise limit or restrict this Award in accordance with the terms of the Plan, including, without limitation, canceling or rescinding this Award if you render services for a competitor prior to, or during the Rescission Period. You understand that the Rescission Period that has been established is 12 months.

All determinations regarding enforcement, waiver or modification of the cancellation and rescission and other provisions of the Plan and this Agreement (including the provisions relating to death, disability and termination of employment) shall be made in the Company’s sole discretion.  Determinations made under this Agreement and the Plan need not be uniform and may be made selectively among individuals, whether or not such individuals are similarly situated.

You agree that the cancellation and rescission provisions of the Plan and this Agreement are reasonable and agree not to challenge the reasonableness of such provisions, even where forfeiture is the penalty for violation.

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Death or Disability

Upon your death all RSUs covered by this Agreement shall vest immediately and your Vesting Date shall be your date of death.  If you become disabled as described in Section 12 of the Plan, your RSUs shall continue to vest according to the terms of this Award if you remain continuously employed by the Company while you are disabled.

Dividend Equivalents

Prior to the Vesting Date(s), the Company shall cause to be paid to Participant for each unvested RSU awarded hereunder an amount equal to the dividend paid on one share of IBM Capital Stock whenever such actual dividends are paid to IBM stockholders, or as soon thereafter as may be practicable but in no event later than March 15 of the following calendar year, provided that the respective RSUs have been awarded as of the applicable dividend record date and provided you are employed by the Company on the applicable dividend record date of such dividends.

Annual Compensation

Neither this Award nor payment hereunder shall be considered part of your earnings for purposes of calculating benefits and entitlements under any Company plan.  This Award is unfunded although a memorandum account may be established.

Tax Withholding

If the Company, in its sole discretion, determines that it has incurred or will incur any obligation to withhold taxes as a result of this Award, the Company may withhold the amount, in cash or shares, that it determines is required to satisfy such liability and/or the Company may withhold amounts from other compensation to the extent required to satisfy such liability under federal, state, provincial, local, foreign or other tax laws.  To the extent that such amounts are not withheld, you will pay to the Company any amount demanded by the Company for the purpose of satisfying such liability.

Non-Solicitation

In consideration of this Award, you agree that during your employment with the Company and for one year following the termination of your employment for any reason, you will not directly or indirectly:  a) hire, solicit or make an offer to any employee of the Company to be employed or perform services outside of the Company; or b) solicit for competitive business purposes, any customer of the Company with which you were involved as part of your job responsibilities during the last year of your employment with IBM.  By accepting this Award, you acknowledge that IBM would suffer irreparable harm if you fail to comply with the foregoing, and that IBM would be entitled to any appropriate relief, including money damages, equitable relief and attorneys’ fees.

Jurisdiction, Governing Law and Expenses	You submit to the exclusive jurisdiction and venue of the federal or state courts of New York, County of Westchester, to resolve all issues that may arise out of or relate to this Agreement.

This Agreement shall be governed by the laws of the State of New York, without regard to any conflicts or choice of law rules or principles.

If any court of competent jurisdiction finds any provision of this Agreement, or portion thereof, to be unenforceable, that provision shall be enforced to the maximum extent permissible so as to effect the intent of the parties, and the remainder of this Agreement shall continue in full force and effect.

If you or the Company bring an action to enforce this Agreement and the Company prevails, you will pay all costs and expenses incurred by the Company in connection with that action and in connection with collections, including reasonable attorneys’ fees.

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Miscellaneous

This Agreement and the Plan, which is incorporated herein by reference, constitute the entire agreement between you and the Company regarding the terms and conditions of this Award. By accepting this Award, you acknowledge having received and read the Plan, and you consent to receiving information and materials in connection with this Award or any subsequent awards under the Company’s long-term performance plans, including without limitation any prospectuses and plan documents, by any means of electronic delivery available now and/or in the future (including without limitation by e-mail, by Web site access and/or by facsimile), such consent to remain in effect unless and until revoked in writing by you.

In consideration of this Award, you agree (i) to comply with the terms of the Plan and this Agreement, including those provisions relating to cancellation and rescission of awards and (ii) that by your acceptance of this Award, all awards and options previously granted to you under the Plan or prior IBM plans are subject to the terms set forth above under “Cancellation and Rescission,” “Jurisdiction, Governing Law and Expenses” and “Tax Withholding.”

An award does not give an employee the right to be retained in the employ of the Company nor does it interfere with the right of the Company to discharge an employee at any time.

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International Business Machines Corporation (“IBM” or the “Company”), Armonk, New York 10504

Special Restricted Stock Unit Agreement (“Agreement”)

Under the IBM 1999 Long-Term Performance Plan (the “Plan”)
Identification	Name: Sample
Home Country & Employee ID: Sample

Grant	Under Section 6(c) of the Plan, the Company has awarded to you, restricted stock units (“RSUs”) as follows:

	Award Date:	[Month, Date, Year]
	Number of RSUs:	XX

RSUs are awarded to retain selected employees whose skills and talents are important to IBM’s operations and to align their long-term interests with those of IBM’s stockholders.  You recognize that the RSUs granted pursuant to this Agreement represent a potentially significant benefit to you and are awarded for the purposes stated here.

Vesting and Termination of Employment	The RSUs awarded under this Agreement will vest according to the table below on the condition that you continuously remain an employee of the Company or a subsidiary of the Company until such date.

	# of Units to Vest	Vesting Date(s)
	XX	[Month, Date, Year]

Subject to Sections 12 and 13 of the Plan and the paragraph entitled “Death or Disability” below, upon the Vesting Date(s), or as soon thereafter as may be practicable but in no event later than March 15 of the following calendar year, the Company shall cause payment to be made to Participant either in shares of Capital Stock of the Company equal to the number of vested RSUs or in cash equal to the Cash Value of the vested RSUs, net of any applicable withholding tax requirements, and the respective RSUs shall thereupon be canceled.  The “Cash Value” of each RSU shall be equal to the average of the high and low prices as reported on the New York Stock Exchange of one share of IBM Capital Stock on the applicable Vesting Date.  Cash Value will be calculated in your home country currency at the exchange rate on the payment date, as reported in the Wall Street Journal, New York edition.  RSUs are not shares of IBM Capital Stock and do not convey any stockholder rights.

In the event you cease to be an active employee prior to the Vesting Date(s) set forth above, all then unvested RSUs under this award shall be canceled.  In the event of a management approved leave of absence, the vesting of your RSUs will be suspended until you return to active employment.  If you do not return to active employment, this award will be canceled.

Cancellation and Rescission

You understand that IBM may cancel, modify, rescind, suspend, withhold or otherwise limit or restrict this award in accordance with the terms of the Plan.  For a period of three years following your date of termination of employment with the Company you will comply with Section 13 of the Plan.  If you breach this obligation, in addition to any other rights the Company may have, the Company may require you to return an amount equal to what the value of this award was at the time payment was made to you pursuant to this Agreement.  Determinations made under this Agreement and the Plan need not be uniform and may be made selectively among individuals, whether or not such individuals are similarly situated.  You agree that the cancellation and rescission provisions of the Plan and this Agreement are reasonable and agree not to challenge the reasonableness of such provisions.

Death or Disability

Upon your death all RSUs covered by this Agreement shall vest immediately and your Vesting Date shall be your date of death.  If you become disabled as described in Section 12 of the Plan, your RSUs shall vest immediately and your Vesting Date shall be the date you become disabled.

Dividend Equivalents

Prior to the Vesting Date(s), the Company shall cause to be paid to Participant for each unvested RSU awarded hereunder an amount equal to the dividend paid on one share of IBM Capital Stock whenever such actual dividends are paid to IBM stockholders, provided that the respective RSUs have been awarded as of the applicable dividend record date and provided you are employed by the Company on the date of payment of such dividend equivalents.

Annual Compensation

Neither this Award nor payment hereunder shall be considered part of your earnings for purposes of calculating benefits and entitlements under any Company plan. This Award is unfunded although a memorandum account may be established.

Tax Withholding

If the Company, in its sole discretion, determines that it has incurred or will incur any obligation to withhold taxes as a result of this award, IBM may withhold the number of shares that it determines is required to satisfy such liability and/or IBM may withhold amounts from other compensation to the extent required to satisfy such liability under federal, state, local, foreign or other tax laws.  To the extent that such amounts are not withheld, you will pay to the Company any amount demanded by the Company for the purpose of satisfying such liability.

Non-Solicitation

In consideration of this award, you agree that during your employment with IBM and for one year following the termination of your employment for any reason, you will not directly or indirectly:  a) hire, solicit or make an offer to any employee of the Company (as defined in the Plan) to be employed or perform services outside of the Company; or b) solicit for competitive business purposes, any customer of the Company with which you were involved as part of your job responsibilities during the last year of your employment with IBM.  By accepting this award, you acknowledge that IBM would suffer irreparable harm if you fail to comply with the foregoing, and that IBM would be entitled to any appropriate relief, including money damages, equitable relief and attorneys’ fees.

Non-Disclosure

You understand that revealing the existence of this award or of disseminating any other information relating to this award to any person outside or inside the Company (including its officers and any of your superiors or subordinates) may be injurious to the Company.  Accordingly, you will not disclose the existence of this award or any information concerning it except as required by law, or to your financial advisor from whom you will obtain a similar confidentiality obligation.  Any breach of this confidentiality obligation before or after the RSUs shall vest will constitute good cause for termination of employment by the Company and may result in unvested RSUs being canceled in the sole discretion of the Company.

Jurisdiction, Governing Law and Expenses

You submit to the exclusive jurisdiction and venue of the federal or state courts of New York, County of Westchester, to resolve all issues that may arise out of or relate to this Agreement.  This Agreement shall be governed by the laws of the State of New York, without regard to any conflicts or choice of law rules or principles.  If you or the Company bring an action to enforce this Agreement and the Company prevails, you will pay all costs and expenses incurred by the Company in connection with that action and in connection with collections, including reasonable attorneys’ fees.

Miscellaneous

This Agreement and the Plan, which is incorporated herein by reference, constitute the entire agreement between you and the Company regarding the terms and conditions of the award of RSUs granted hereby.  You acknowledge having received and read the Plan, a copy of which was delivered to you with this Agreement.

In consideration of this award, you agree (i) to comply with the terms of the Plan and this Agreement, including those provisions relating to cancellation and rescission of awards and (ii) that by your acceptance of this award, all awards and options previously granted to you under the Plan or prior IBM plans are subject to the terms set forth above under “Cancellation and Rescission,” “Jurisdiction, Governing Law and Expenses” and “Tax Withholding.”

By accepting this award you shall be conclusively deemed to have indicated your acceptance and ratification of, and consent to, any action taken under the Plan by the Committee, the chief executive officer or other senior officer designated by the Committee.

International Business Machines Corporation (“IBM”)

Performance Stock Unit Award Agreement

Under the IBM 1999 Long-Term Performance Plan (the “Plan”).
Identification	Name: Sample Home Country & Employee ID: Sample

Purpose

The purpose of this award is to retain IBM’s senior executives. You recognize that these Performance Stock Units (PSUs) represent a potentially significant benefit to you and are awarded for the purposes stated here.

Award	Date of Award: Month, Date, Year Number of PSUs awarded: XXX Date of Payout: Month, Date, Year

Vesting

You can earn the PSUs awarded based on IBM’s performance in achieving cumulative business targets of earnings-per-share and cash flow, weighted 80/20 respectively, over a 3-year period beginning XX/XX/XX and ending XX/XX/XX (“Performance Period”).  Performance against each of the targets will be subject to separate payout calculations according to the following table:

% of Target <70% 70% 80% 90% 100% 110% >120%
% of PSU’s earned 0% 25% 50% 75% 100% 125% 150%

Payout of Award

On the Date of Payout, the Company shall either (a) deliver to you a number of shares of IBM Capital Stock equal to the number of your earned PSUs, or (b) make a cash payment to you equal to the value of your earned PSUs at the end of the Performance Period, in either case, net of any applicable tax withholding, and the respective PSUs shall thereafter be canceled.  If paid in cash, the value of each PSU at the end of the Performance Period shall be equal to the average closing price, as reported on the New York Stock Exchange (“NYSE”), of one share of IBM common stock for the month of January following the end of the Performance Period.

All payouts under this award are subject to the provisions of the Plan and this Agreement relating to the cancellation and rescission of awards.

Ceasing to be an active, full-time employee

Death or Disability:

In the event of your death or if you become disabled (as described in Section 12 of the Plan) prior to the Date of Payout, all PSUs shall be prorated and the reduced number of PSUs will be earned based on IBM performance over the entire Performance Period.

Other: If you cease to be an active, full-time employee for any other reason before the Date of Payout, all PSUs are canceled immediately.

Cancellation and Rescission

You understand that the Company may cancel, modify, rescind, suspend, withhold or otherwise limit or restrict this Award in accordance with the terms of the Plan, including, without limitation, canceling or rescinding this Award if you render services for a competitor prior to, or during the Rescission Period.  You understand that the Rescission Period that has been established is 12 months.

All determinations regarding enforcement, waiver or modification of the cancellation and rescission and other provisions of the Plan and this Agreement (including the provisions relating to death, disability and otherwise ceasing to be an active, full-time employee) shall be made in the Company’s sole discretion.  Determinations made under this Agreement and the Plan need not be uniform and may be made selectively among individuals, whether or not such individuals are similarly situated.

You agree that the cancellation and rescission provisions of the Plan and this Agreement are reasonable and agree not to challenge the reasonableness of such provisions, even where forfeiture is the penalty for violation.

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Performance Stock Unit Award Agreement International Business Machines Corporation (“IBM”)

Non-Solicitation

In consideration of this Award, you agree that during your employment with the Company and for one year following the termination of your employment for any reason, you will not directly or indirectly:  a) hire, solicit or make an offer to any employee of the Company to be employed or perform services outside of the Company; or b) solicit, for competitive business purposes, any customer of the Company with which you were involved as part of your job responsibilities during the last year of your employment with the Company.  By accepting this Award, you acknowledge that the Company would suffer irreparable harm if you fail to comply with the foregoing, and that the Company would be entitled to any appropriate relief, including money damages, equitable relief and attorneys’ fees.

Jurisdiction, Governing Law, Expenses and Taxes

You submit to the exclusive jurisdiction and venue of the federal or state courts of New York, County of Westchester, to resolve all issues that may arise out of or relate to this Agreement.

This Agreement shall be governed by the laws of the State of New York, without regard to conflicts or choice of law rules or principles.

If any court of competent jurisdiction finds any provision of this Agreement, or portion thereof, to be unenforceable, that provision shall be enforced to the maximum extent permissible so as to effect the intent of the parties, and the remainder of this Agreement shall continue in full force and effect.

If you or the Company brings an action to enforce this Agreement and the Company prevails, you will pay all costs and expenses incurred by the Company in connection with that action and in connection with collection, including reasonable attorneys’ fees.

If the Company, in its sole discretion, determines that it has incurred or will incur any obligation to withhold taxes as a result of this Award, the Company may withhold the amount, in cash or shares, that it determines is required to satisfy such liability and/or the Company may withhold amounts from other compensation to the extent required to satisfy such liability under federal, state, provincial, local, foreign or other tax laws.  To the extent that such amounts are not withheld, you will pay to the Company any amount demanded by the Company for the purpose of satisfying such liability.

Miscellaneous

In consideration of this Award, you agree (i) to comply with the terms of the Plan and this Agreement, including those provisions relating to cancellation and rescission of awards and (ii) that by your acceptance of this Award, all awards previously granted to you under the Plan or prior IBM plans are subject to the terms set forth above under “Cancellation and Rescission” and “Jurisdiction, Governing Law, Expenses and Taxes.”

This Agreement and the Plan, which is incorporated herein by reference, constitute the entire agreement between you and the Company regarding the terms and conditions of this Award. By accepting this Award, you acknowledge having received and read the Plan, and you consent to receiving information and materials in connection with this Award or any subsequent awards under the Company’s long-term performance plans, including without limitation any prospectuses and plan documents, by any means of electronic delivery available now and/or in the future (including without limitation by e-mail, by Web site access and/or by facsimile), such consent to remain in effect unless and until revoked in writing by you.

An Award does not give an employee the right to be retained in the employ of the Company nor does it interfere with the right of the Company to discharge an employee at any time.

For purposes of compliance with the short-term deferral exception of Section 409A of the Internal Revenue Code, all payments under this Agreement will be made no later than March 15th of the year following the first taxable year in which the amount is no longer subject to a substantial risk of forfeiture.

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